United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4300 Cox Road

Glen Allen, Virginia 23060

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Atlantic Union Bankshares Corporation (the “Company”) held its annual meeting of shareholders on May 7, 2024. At the annual meeting, we asked our common shareholders to vote on the following three proposals:

●	to elect directors to serve a one-year term (Proposal 1);

●	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024 (Proposal 2); and

●	to approve the compensation of our named executive officers (an advisory, non-binding “Say on Pay” resolution) (Proposal 3).

The final voting results for the meeting are as follows, rounded down to the nearest whole share:

Proposal 1:  Election of Directors

The following directors were elected with the following votes to serve until the 2025 annual meeting of shareholders, or until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
Nancy Howell Agee	57,636,294	675,014	50,345	8,289,470
John C. Asbury	57,619,219	716,436	26,010	8,289,470
Patrick E. Corbin	57,758,402	507,396	95,865	8,289,470
Rilla S. Delorier	57,148,645	963,537	249,471	8,289,470
Frank Russell Ellett	57,159,296	1,002,753	199,615	8,289,470
Paul Engola	57,329,018	955,427	77,219	8,289,470
Donald R. Kimble	57,766,821	513,540	81,303	8,289,470
Patrick J. McCann	54,536,177	3,698,583	126,903	8,289,470
Michelle A. O’Hara	57,152,096	963,713	245,855	8,289,470
Linda V. Schreiner	53,907,994	4,247,183	206,487	8,289,470
Joel R. Shepherd	57,741,134	503,883	116,647	8,289,470
Ronald L. Tillett	54,951,540	3,354,159	55,965	8,289,470
Keith L. Wampler	55,318,122	3,011,280	32,262	8,289,470
F. Blair Wimbush	54,812,082	3,314,428	235,153	8,289,470

Proposal 2: Ratification of Appointment of Ernst & Young LLP

The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024 was approved with the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
65,967,621	650,811	32,702	—

Proposal 3:  Say on Pay

The compensation of our named executive officers was approved with the following non-binding votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,079,128	3,879,667	402,868	8,289,470

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: May 9, 2024	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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